COLUMBIA FUNDS SERIES TRUST

Columbia Marsico International Opportunities Fund

Supplement dated November 13, 2007

to the Prospectuses dated July 1, 2007

At its recent meeting, the Board of Trustees of Columbia Funds Series Trust approved the removal of the policy that the Fund generally holds a core position of between 35 and 50 common stocks. As a result, the below paragraph replaces the first paragraph within the section “Principal Investment Strategies”:

Under normal circumstances, the Fund invests at least 65% of total assets in common stocks of foreign companies. The Fund may invest in companies of any size throughout the world that are selected for their long-term growth potential. The Fund normally invests in issuers from at least three different countries not including the United States. The Fund may invest in common stocks of companies operating in emerging market countries.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

INT-47/136876-1107

November 13, 2007